UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________

SCHEDULE 14A INFORMATION

__________________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACTELIS NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACTELIS NETWORKS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on August 12, 2025 at 10:00 a.m. Eastern Daylight Time This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at: https://web.viewproxy.com/ASNS/2025 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 4, 2025 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. the Stockholders of ACTELIS NETWORKS, INC.: Notice is hereby given that the Annual Meeting of Stockholders of ACTELIS NETWORKS, INC. will be held virtually on August 12, 2025 at 10:00 a.m. Eastern Daylight Time: The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/ASNS/2025 by 11:59 p.m. EDT on August 11, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Proposal 1. Election of Directors Proposal. A proposal to elect one Class III director with his term expiring at the Company’s 2028 Annual Meeting of Stockholders Nominees: (1) Tuvia Barlev Proposal 2. Ratification of Auditors Proposal. A proposal to ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Proposal 3. Equity Plan Proposal. A proposal to approve the Company’s 2025 Equity Incentive Plan. The Board of Directors recommends voting FOR proposals 1 through 3. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to https://web.viewproxy.com/ASNS/2025. Have the 11-digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE By email at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material. You must use the 11-digit control number located in the box below. INTERNET TELEPHONE E-MAIL CONTROL NUMBER SCAN TO VIEW MATERIALS & VOTE w

ACTELIS NETWORKS, INC. 4039 Clipper Court, Fremont, CA, 94538 The following proxy materials are available to you for review at: https://web.viewproxy.com/ASNS/2025 • 2025 Proxy Statement • 2025 Annual Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto https://web.viewproxy.com/ASNS/2025 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.